Virtus Low Duration Income Fund,

a series of Virtus Opportunities Trust

Supplement dated February 1, 2017 to the

Summary and Statutory Prospectuses dated January 30, 2017

Important Notice to Investors

Effective February 1, 2017, the fund’s new primary benchmark is the BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index. The fund believes that the BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index provides a better measure for the fund’s performance as it is more closely aligned with the characteristics of the fund. Also effective February 1, 2017, the fund is adding the Low Duration Income Linked Benchmark. Performance of the Low Duration Income Linked benchmark prior to February 1, 2017 is that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and beginning February 1, 2017 it is that of the BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index. The fund will no longer use the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as an index for performance comparisons.

Additional Information About the BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index

The BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years. The index is calculated on a total return basis; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020 LDIBenchmark (2/2017)